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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 9, 2001


                              ACE SECURITIES CORP..
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware                      333-45458                    56-2088493
     --------                      ---------                    ----------
 (STATE OR OTHER                  (COMMISSION                (I.R.S. EMPLOYER
   JURISDICTION                   FILE NUMBER)               IDENTIFICATION NO.)
OF INCORPORATION)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                          28211
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     (ADDRESS OF PRINCIPAL                                     (ZIP CODE)
       EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.





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Item 5.   Other Events.
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                    On or about November 20, 2001, the Registrant will cause the issuance and sale of approximately $735,443,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Asset Backed Pass-Through Certificates, Series 2001-HE1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2001, between the Registrant as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and First Union National Bank, as trustee.

                    In connection with the sale and the Series 2001-HE1, Class A, Class A-IO, Class M-1, Class M-2 and Class M-3 (the "Underwritten Certificates"), the Registrant has been advised by Deutsche Banc Alex. Brown Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-45458, which Computational Materials are being filed as an exhibit to this report.

                    The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                    The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                    In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits
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          (a)      Financial Statements.
                   --------------------

                   Not applicable.

          (b)      PRO FORMA Financial Information.
                   -------------------------------

                   Not applicable.

          (c)      EXHIBITS
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                                  ITEM 601(A) OF
                                  REGULATION S-K
EXHIBIT NO.                        EXHIBIT NO.                                DESCRIPTION
-----------                        -----------                                -----------
     1                                  99                     Computational Materials--Computational
                                                               Materials (as defined in Item 5) that have
                                                               been provided by the Underwriter to certain
                                                               prospective purchasers of ACE Securities
                                                               Corp. Home Equity Loan Trust Asset
                                                               Backed Pass-Through Certificates, Series
                                                               2001-HE1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              ACE SECURITIES CORP.


                                              By: /s/ Douglas K. Johnson
                                                  ---------------------------
                                              Name:   Douglas K. Johnson
                                              Title:  President

Dated: November 9, 2001

                                                      EXHIBIT INDEX



                                     Item 601(a) of                  Sequentially
                                     Regulation S-K                  Numbered
EXHIBIT NUMBER                       EXHIBIT NO.                     DESCRIPTION                       PAGE
--------------                       -----------                     -----------                       ----
1                                    99                              Computational Materials           8

                                   EXHIBIT 99